Exhibit 99.4

AMERICAN HEALTHCARE INVESTORS LLC AND SUBSIDIARIES

Unaudited Financial Statements

For the Nine Months Ended September 30, 2014 and 2013

TABLE OF CONTENTS

UNAUDITED FINANCIAL STATEMENTS
For the Nine Months ended September 30, 2014 and 2013

Unaudited Consolidated Balance Sheets	2 - 3
Unaudited Consolidated Statements of Income	4
Unaudited Consolidated Statements of Changes in Equity	5
Unaudited Consolidated Statements of Cash Flows	6
Notes to the Unaudited Financial Statements	7 - 12

AMERICAN HEALTHCARE INVESTORS LLC
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

ASSETS	September 30, 2014	December 31, 2013
	(Unaudited)
CURRENT ASSETS
Cash	$2,336,675	$11,538,617
Accounts receivable	2,409,164	2,997,587
Prepaid expenses and deposits	274,706	35,353
Investment in marketable securities	1,751,698	1,557,045
TOTAL CURRENT ASSETS	6,772,243	16,128,602
PROPERTY AND EQUIPMENT, net	112,957	167,648
LONG TERM ASSETS
Investment in real estate	2,000,000	2,000,000
Prepaid expenses - long term	432,499	517,852
Security deposit	60,340	56,682
TOTAL LONG TERM ASSETS	2,492,839	2,574,534
TOTAL ASSETS	$9,378,039	$18,870,784

See accompanying notes.

AMERICAN HEALTHCARE INVESTORS LLC
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

LIABILITIES AND MEMBERS’ EQUITY	September 30, 2014	December 31, 2013
	(Unaudited)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$529,459	$206,490
Income taxes payable	-	178,000
Accrued wages and bonuses	2,553,942	1,361,322
Accrued expenses	-	20,000
TOTAL CURRENT LIABILITIES	3,083,401	1,765,812
TOTAL LIABILITIES	3,083,401	1,765,812
MEMBERS' EQUITY
Controlling interest in equity	5,512,032	16,243,853
Non-controlling interest in equity	782,606	861,119
TOTAL MEMBERS' EQUITY	6,294,638	17,104,972
TOTAL LIABILITIES & MEMBERS' EQUITY	$9,378,039	$18,870,784

See accompanying notes.

AMERICAN HEALTHCARE INVESTORS LLC
AND SUBSIDIARIES
CONSOLIDATED UNAUDITED STATEMENTS OF INCOME
(Unaudited)

	Nine Months Ended September 30,
	2014	2013
REVENUE	$24,497,878	$35,479,686
EXPENSES	9,238,827	7,553,846
OPERATING INCOME	15,259,051	27,925,840
INCOME BEFORE PROVISION FOR INCOME TAXES	15,259,051	27,925,840
PROVISION FOR INCOME TAXES	(180,000)	(145,000)
INCOME INCLUDING NON-CONTROLLING INTEREST	15,079,051	27,780,840
NON-CONTROLLING INTEREST IN EARNINGS	(5,860,872)	(8,041,200)
NET INCOME	$9,218,179	$19,739,640

See accompanying notes.

AMERICAN HEALTHCARE INVESTORS LLC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EQUITY

	Controlling Interest	Non-Controlling Interest	Total Members' Equity
December 31, 2012	$5,146,731	$804,057	$5,950,788
Capital Contributed During the Year	—	—	—
Net Income	31,298,937	—	31,298,937
Income of Non-controlling Interest	—	13,205,593	13,205,593
Distributions	(20,201,815)	(13,148,531)	(33,350,346)
December 31, 2013	16,243,853	861,119	17,104,972
Capital Contributed During the Year	—	—	—
Net Income	9,218,179	—	9,218,179
Income of Non-controlling Interest	—	5,860,872	5,860,872
Distributions	(19,950,000)	(5,939,385)	(25,889,385)
September 30, 2014 (unaudited)	$5,512,032	$782,606	$6,294,638

See accompanying notes.

AMERICAN HEALTHCARE INVESTORS LLC
AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW
(Unaudited)

	Nine Months Ended September 30,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES
Net income including non-controlling interest	$15,079,051	$27,780,840
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	54,691	41,018
Marketable securities received as fees	(194,653)	(1,484,626)
Changes in assets and liabilities
Decrease in accounts receivable	588,423	(249,144)
Increase in other current assets	(4,000)	—
Decrease in prepaid expenses and deposits	—	265,330
Increase in security deposit	(3,658)	(4,181)
Increase in accounts payable and accrued expenses	302,969	246,414
Decrease in income taxes payable	(178,000)	(200,000)
Increase in accrued wages	1,192,620	502,331
Net cash provided by operating activities	16,837,443	26,897,982
CASH FLOWS FROM INVESTING ACTIVITIES
Real estate deposit	(150,000)	—
Purchase of investment in real estate	—	(395,000)
Purchase of fixed assets	—	(134,426)
Net cash used by financing activities	(150,000)	(529,426)
CASH FLOWS FROM FINANCING ACTIVITIES
Member distributions - controlling interest	(19,950,000)	(15,750,000)
Member distributions - non-controlling interest	(5,939,385)	(8,518,469)
Net cash used by financing activities	(25,889,385)	(24,268,469)
Net decrease in cash	(9,201,942)	2,100,087
CASH, BEGINNING OF YEAR	11,538,617	4,121,224
CASH, END OF YEAR	$2,336,675	$6,221,311
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for taxes	$357,371	$350,605

See accompanying notes.

AMERICAN HEALTHCARE INVESTORS LLC AND SUBSIDIARIES
NOTES TO UNAUDITED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 and 2013 (Unaudited)

NOTE 1.     NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

American Healthcare Investors LLC

American Healthcare Investors LLC (“AHI”) is a Delaware LLC that was founded in 2011 by Jeffrey Hanson, Danny Prosky & Mathieu Streiff. The company focuses on providing real estate services to its clients including but not limited to acquiring, managing, and accounting for clinical healthcare real estate.

AHI Management Services Inc.

AHI Management Services Inc., a Delaware corporation is a 100% owned subsidiary of American Healthcare Investors. AHI Management Services was formed to handle property management and leasing services for programs managed by AHI. AHI Management Services collects property management fees, leasing commissions and construction management fees on an ongoing basis and remits the funds to AHI. There is a service agreement between the two companies where AHI provides all of the services of the subsidiary and in return, earns all of the fees paid out to AHI Management Services.

Griffin-American Healthcare REIT II Sub-Advisor

Griffin-American Healthcare REIT II Sub-Advisor is a joint venture between American Healthcare Investors, LLC (75%) and Griffin-American Healthcare REIT Advisor, LLC (25%). The sub-advisor was formed specifically to handle advisory services for Griffin-American Healthcare REIT II. All fees, with the exception of fees paid directly to AHI Management Services, are paid to the sub-advisor and distributions to the two partners are paid out per a joint venture agreement.

Griffin-American Healthcare REIT III Advisor, LLC

Griffin-American Healthcare REIT III Advisor is a joint venture between American Healthcare Investors, LLC (75%) and Griffin-Capital REIT Holdings LLC (25%). The advisor was formed specifically to handle advisory services for Griffin-American Healthcare REIT III. All fees, with the exception of fees paid directly to AHI Management Services, are paid to the advisor and distributions to the two partners are paid out per a joint venture agreement.

Principles of consolidation

The consolidated financial statements include the accounts of AHI, AHI Management Services, Inc., Griffin- American Healthcare REIT Sub-Advisor and Griffin-American Healthcare REIT III Advisor, LLC. All material intercompany transactions have been eliminated.

Cash

For purposes of the statement of cash flows, cash equivalents include time deposits, certificates of deposit, and all highly liquid debt instruments with original maturities of three months of less.

See accompanying notes.

AMERICAN HEALTHCARE INVESTORS LLC AND SUBSIDIARIES
NOTES TO UNAUDITED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 and 2013 (Unaudited)

Accounts receivable and allowance for doubtful Accounts

Trade accounts receivable are stated at the amount management expects to collect from customers. Management provides for probable uncollectible amounts through a charge to earnings and a credit to an allowance based on its assessment of the current status of individual accounts. As of September 30, 2014 and December 31, 2013, all accounts receivable were considered collectible.

Property and equipment

Property and equipment is stated at cost. Depreciation of property and equipment is provided on the straight line basis over the estimated useful lives of the related assets, generally three to five years.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on their respective shares of the Company’s taxable income. The State of California requires an S-Corporation to pay income taxes at the rate of 1.5% of state taxable income or $800 whichever is greater. Therefore, a provision for state income taxes will be provided in the financial statements as required.

The Company accounts for income taxes under provisions of Financial Accounting Standards Board ASC
740, whereby deferred taxes are provided on temporary differences arising from assets and liabilities whose bases are different for financial reporting and income tax purposes. As of September 30, 2014 and December 31, 2013, the Company has no material timing differences. The Company has prepared an analysis of all open tax positions, a determination as to their certainty and measurement or any uncertain tax positions taken or expected to be taken. As of September 30, 2014 and December 31, 2013, the Company does not have any uncertain tax positions that would result in a change to income taxes recognized in the Company’s financial statements.

Revenue Recognition

The Company earns its revenue from providing property management and leasing services on a monthly basis and handling advisory services for Griffin-American Healthcare REIT II.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Comprehensive Income

For the nine months ended September 30, 2014 and 2013, there was no difference between net income and comprehensive income.

See accompanying notes.

AMERICAN HEALTHCARE INVESTORS LLC AND SUBSIDIARIES
NOTES TO UNAUDITED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 and 2013 (Unaudited)

Advertising Costs

Advertising costs are charged to operations when incurred. Advertising expense for the nine months ended September 30, 2014 and 2013 was $1,614 and $1,570, respectively.

NOTE 2.     ACCOUNTS RECEIVABLE

	September 30, 2014	December 31, 2013
Trade	$2,409,164	$2,981,457
Allowance for doubtful accounts	—	—
	$2,409,164	$2,981,457

Accounts receivable are carried at original invoice amount and are written off when deemed uncollectible. Based on management’s evaluation of uncollected accounts receivable at the end of each year, an allowance for doubtful accounts was deemed unnecessary as of September 30, 2014. There was no bad debt expense in 2014.

NOTE 3. MACHINERY AND EQUIPMENT

Equipment consists of the following:

	September 30, 2014	December 31, 2013
Computer equipment	$33,119	$33,119
Furniture and Fixtures	119,195	119,195
Leasehold Improvements	27,156	27,156
Office equipment	29,225	29,225
Software	19,096	19,096
Vehicles	39,925	39,925
	267,716	267,716
Less accumulated depreciation	(154,759)	(100,068)
	$112,957	$167,648
Depreciation expense was $54,691 and $41,018 for the nine months ended September 30, 2014 and 2013, respectively.

NOTE 4.     INVESTMENT IN MARKETABLE SECURITIES AND REAL ESTATE

Generally accepted accounting principles establish a framework for measuring fair value. That framework provides a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy under generally accepted accounting principles are described below:

See accompanying notes.

AMERICAN HEALTHCARE INVESTORS LLC AND SUBSIDIARIES
NOTES TO UNAUDITED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 and 2013 (Unaudited)

Level 1 - Quoted market prices in active markets for identical assets or liabilities
Level 2 – Observable market based inputs or unobservable inputs corroborated by market data
Level 3 – Unobservable inputs reflecting the reporting entity’s own assumptions

The asset’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques followed need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The following is a description of the valuation methodologies used for assets measured at fair value. There have been no changes in the methodologies used as of September 30, 2014 and December 31, 2013.

Equity Securities - The Company received a portion of its fees in the form of stock of Griffin-American Healthcare REIT II. The shares were received at the most recent offering price of $10.22 per share less 10% for a net cost of $9.198. As of September 30, 2014 the Company held 160,119 shares in Griffin American Healthcare REIT II shares which it values at its cost basis of $1,472,777. The REIT shares were being offered through October 2013 at $10.22 per share; therefore, the Company has valued these shares using Level 1 inputs.

In addition, the Company receives a portion of its fees in the form of stock of Griffin-American Healthcare REIT III. The shares are received at the most recent offering price of $10.00 per share less 10% for a net cost of $9.00. As of September 30, 2014 the Company held 8,547 shares in Griffin-American Healthcare REIT III shares which it values at its cost basis of $76,922.

Lastly, as of September 30, 2014, the Company held 22,222 shares in Griffin-American Healthcare REIT III and 222 units of its operating partnership, both of which it values at their cost basis of $202,000, which is equivalent to the offering price of $10.00 per share less 10% for a net cost of $9.00. The REIT shares are being offered at $10.00 per share; therefore, the Company has valued these shares using Level 1 inputs.

Investment Property - The Company purchased an investment property located in Mammoth, CA in August
2013. The Company obtained the property for $2,000,000. The seller is currently offering similar properties at prices which exceed the Company’s cost basis; therefore the Company has valued this investment using Level 2 inputs.

See accompanying notes.

AMERICAN HEALTHCARE INVESTORS LLC AND SUBSIDIARIES
NOTES TO UNAUDITED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 and 2013 (Unaudited)

NOTE 5.     INCOME TAXES

The Company’s income tax expense consists of the following:

	Nine Months September 30,
	2014	2013
	(unaudited)	(unaudited)
Provision for California Franchise Tax	$167,410	$132,410
Provision for California LLC tax	12,590	12,590
	$180,000	$145,000

The Company’s has no material timing differences that would result in deferred tax assets or liabilities.

NOTE 6.     COMMITMENTS AND CONTINGENCIES—FACILITIES LEASE

The building in which the Company operates is being leased for a sixty month period starting August 1,
2013. The lease calls for monthly payments of $40,835 in the first year and escalates per the lease agreement for the subsequent years until the lease expires. Total rent payments for the nine months ended September 30, 2014 and 2013 were $368,373 and $81,670 respectively.

The following is a schedule of future minimum lease payments required under the lease as of September 30, 2014:

October 1, 2014 - December 31, 2014	$126,167
2015	510,957
2016	526,233
2017	542,046
2018	321,706
$2,027,109

NOTE 7.     PHANTOM STOCK PLAN

The Company has adopted a Phantom Stock Plan. The Plan grants shares of Griffin-American Healthcare REIT II to certain employees. The shares vest two years from the grant date or a listing/sale of the REIT. The Company granted 24,462 shares in January 2013, 28,500 shares in September 2013 and 28,000 in January 2014. These shares are valued at $9.198 per share which is the price the Company received these shares at. The granting of these shares resulted in an expense of $271,790 and $84,240 for the nine months ended September 30, 2014 and 2013, respectively.

See accompanying notes.

AMERICAN HEALTHCARE INVESTORS LLC AND SUBSIDIARIES
NOTES TO UNAUDITED FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 and 2013 (Unaudited)

NOTE 8. SUBSEQUENT EVENTS
The Company has evaluated subsequent events for purposes of recognition or disclosure in the financial statements through November 3, 2014, which is the date the financial statements were available to be issued. No significant subsequent events have been identified that would require adjustment of or disclosure in the accompanying financial statements.

See accompanying notes.